Ex99

National Financial Partners Corp.

Sandler O’Neill & Partners

Financial Services Conference

June 8, 2005

About Forward-Looking Statements

Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Cash earnings, Cash earnings per diluted share, acquisitions or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements. These forward-looking statements are based on management’s current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. The Company refers you to its filings with the SEC, including its most recent registration statement on Form S-1 and Annual Report on Form 10-K for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements. Forward-looking statements made during this presentation speak only as of today’s date. The Company expressly disclaims any obligation to update or revise any forward-looking statements.

Explanatory Note on Non-GAAP Financial Information

The historical and forward-looking financial information in this presentation includes performance measures called Cash earnings and Cash earnings per diluted share (“Cash EPS”), both of which are based on methodologies other than Generally Accepted Accounting Principles (“GAAP”). Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash EPS is calculated by dividing Cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. National Financial Partners Corp. (“NFP” or the “Company”) uses these measures in analyzing its performance; it believes these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that is not otherwise apparent under GAAP. Cash earnings and Cash EPS should not be viewed as substitutes for GAAP net income and GAAP net income per share, respectively. Reconciliations of Cash earnings to GAAP net income and Cash EPS to GAAP net income per share, the most directly comparable GAAP measures, are included on the following page within this presentation as well as in NFP’s Quarterly Financial Supplements available on the Company’s Web site at www.nfp.com.

Reconciliation of Net Income to Cash Earnings

(Dollars in thousands, except per share data)

Q1 2005 Q1 2004 2004 2003 2002 2001 2000

GAAP Net income (loss) $ 5,829 $ 6,861 $ 40,142 $ 23,501 $ 11,593 $ (5,742) $ (11,608)

Amortization of intangibles 5,398 4,626 19,550 16,461 13,321 15,476 11,990

Depreciation 1,666 1,980 6,658 4,748 3,106 2,836 1,350

Impairment of goodwill and

intangible assets 1,540 - 4,791 9,932 1,822 4,394 2,503

Cash earnings $ 14,433 $ 13,467 $ 71,141 $ 54,642 $ 29,842 $ 16,964 $ 4,235

GAAP net income (loss) per diluted share $ 0.16 $ 0.19 $ 1.10 $ 0.74 $ 0.40 $ (0.24) $ (0.52)

Amortization of intangibles 0.14 0.13 0.53 0.52 0.47 0.64 0.54

Depreciation 0.04 0.05 0.18 0.15 0.11 0.12 0.06

Impairment of goodwill and

intangible assets 0.04 - 0.13 0.31 0.06 0.18 0.11

Cash EPS $ 0.39 $ 0.37 $ 1.94 $ 1.72 $ 1.04 $ 0.70 $ 0.19

Note:

The sum of the per-share components of Cash EPS may not agree to Cash EPS due to rounding.

NFP – An Independent Distribution Leader

A network of 152 entrepreneurial firms focused on providing best of class financial services products

A proven track record since 1999

Focused on diverse, complementary and growing markets

High net worth life insurance and wealth transfer Corporate and executive benefits and services Investment advisory

Targeted long-term Cash EPS growth of 20%

A History Built on Independence

PartnersFinancial, an insurance marketing organization, formed to provide scale and resources to independent life insurance producers

Over 50 transactions completed, including the acquisition of Partners

NFP completes Initial Public Offering

NFP acquires Highland, its largest transaction with $62 million in 2004 revenue

1987 1998 1999 2001 2003 2004 2005

Apollo commits private equity investment and consolidation strategy is implemented

NFP completes 100th acquisition NFP completes Secondary Offering and 150th acquisition

A Growing National Network

Acquiring established independent producers with businesses built on putting their clients first

Significant market share potential across business segments

Provide valuable resources based on broad product expertise and public company financial strength

Strengthen relationships with manufacturer based on best-of-class client service and scale

Significant Barriers to Entry xContinued Leadership

NFP owned firm

NFP affiliated firm

Concentrated areas of wealth in the U.S.

Key Business Drivers

Internal “Same Store” Revenue Growth

Long-term target of high single digit “same store” revenue growth Acquire high-performing firms with strong track record Significant financial benefits to reward growth Scale with product manufacturers and joint work opportunities

Acquisition Growth

Capital flexibility allows NFP to be opportunistic Healthy pipeline Transactions EPS accretive on an annual basis Acquired firms generate strong free cash flow

Leveraging a Scaleable Corporate Platform

Corporate functions largely built out

Centralization of certain back-office operations for firms

Public company costs somewhat higher than originally anticipated

Same Store Revenue Growth

2002 Full Year: 4.8%

2003 Full Year: 13.5%

2004 Full Year: 16.2%

2005 Q1: 7.2%

2000 – 2005 Q1 weighted average: 13.2%

Long-Term Targeted Growth Rate of High Single-Digits

Growth Drivers include:

Quality of firms Demographic trends Cross-selling success Legislative changes

Mix of business

Competitive environment Appropriate incentives NFP growth platform

Acquisitions – A Core Competency

Estimated 4,000 potential acquisition targets

Database of 900 firms with estimated financials

A dedicated team – 6 M&A professionals, in-house legal support Strict acquisition criteria including a sustainable earnings record and in depth due diligence A focus on potential niche opportunities Probability of a potential target becoming a completed transaction often increases over time

Successful Acquisition Program

Base Earnings Acquired Annually ($Millions) $25.0 $20.0 $15.0 $10.0 $5.0 $0.0 $21.3 $16.4 $17.6 $11.6 $14.2 $17.3 $16.6

1999 2000 2001 2002 2003 2004

YTD 2005

Strong Track Record

Satisfied budgeted acquisitions in five of six years Capital flexibility allows NFP to be opportunistic Large universe of potential future acquisitions

Notes:

Reflects gross base earnings acquired for each period and does not reflect restructures and/or dispositions.

The NFP Transaction Model

Philosophy

Exhaustive business & legal due diligence

Target the highest quality distributors

Acquired earnings typically calculated using recurring revenue

Economic alignment and ongoing growth rewards

Typical Economics

Entrepreneur “sells” 50% of free cash flow (“Base”)

NFP pays approximately 5.0x Base

NFP retains preferred position in earnings and full upside participation

Ongoing management contract creates value for entrepreneur

Transaction Example

Total revenue $ 3,000,000

Operating expenses $ (1,500,000)

Earnings before owners

compensation (Target) $ 1,500,000

Percent of earnings capitalized 50%

Amount capitalized (Base) $ 750,000

Initial acquisition multiple 5.0x

Initial purchase price for

50% of economics $ 3,750,000

Transaction structure generates strong free cash flow and is EPS accretive

Unique Acquisition Model

Earns Management fees

Principal(s) Are Independent Contractor(s)

Transferable Asset with Value

Management Contract Provides for:

Acquires 100%

Current Operating Company

Principals’ ability to manage day-to-day operations of NFP’s subsidiary Share financially in growth of business Access to Best Practices and resources of the NFP system Non-Compete / Non-Solicit Covenants

Becomes Subsidiary of NFP

Combines Resources of a Large Company with Entrepreneurial Spirit

Ongoing Growth Rewards

Typical Initial Earnout

End of year 3

Average Contingent

Growth Rate Consideration

<10% 0.0x

20% 2.5x

35%+ 5.0x

Ongoing Bonus Plan

Subsequent three-year periods

Avg. Growth Bonus from NFP’s

Above Prior Levels Share of Growth

<10% 0%

20% 25%

35%+ 40%

Revenue Diversification

13%

47%

40%

Life Insurance & Wealth Transfer:

Fixed & Variable Life Fixed & Variable Annuities Disability & LTC

Life Settlement

Entrepreneurial Business Market:

Group Medical

Group Life, Disability, Dental, LTC Retirement Services Voluntary Benefits

Fee-Based Planning & Investment Advisory:

Fee-Only Planning Services Asset Management Programs Diversified Investments

Pie chart represents percentage of Q1 05 YTD revenue of acquired firms and excludes NFP’s Austin-based distribution utilities.

The Life Insurance Value Proposition

Demographics remain strong…Underwriting environment tightening

Broad carrier relationships lead to better product navigation

Search for carrier retention

Underwriting advocacy/brokerage underwriting critical to multi-carrier placement

Firm support through marketing organization, NFP brokerage operations and Highland Capital Brokerage

Brokerage has more stable recurring revenue

Broadens distribution footprint

Life settlement a potential option for certain market segments

Access to Life Insurance Capacity

Marketing Organization Carriers

Marketing Organization/ Brokerage Carriers

Brokerage Carriers

NFP Firms Carriers

Genworth Financial

AIG American General

AXA

The Hartford

Mass Mutual

MetLife Investors

ING

Jefferson Pilot Financial

New York Life

Pacific Life

Travelers Life & Annuity

John Hancock Life USA (formerly Manulife)

Lincoln Financial Group

Principal Financial Group

Protective SunLife Financial Transamerica

Prudential Financial

Transamerica

Highland – A Strategic Scale Transaction

Largest transaction to date with 2004 revenues of approximately $62 million

Highland represents 11 firms with 21 offices nationally

Transaction more than doubles NFP’s life brokerage general agent (BGA) revenues

Geographic expansion through the addition of Pacific Northwest, Midwest, and non-Florida Southeast regions

Enhances NFP’s profile and relationships with product manufacturers

Adds another agent producer group

Highland – Institutional Market Presence

Adds an institutional business with significant potential for adding new relationships

Highland’s insurance production is approximately 45% institutional

A common administrative and processing platform

Provides growth opportunities for NFP firms to leverage Highland’s expertise

The NFP Growth Platform

BENEFITS

Executive Benefits

Employee Benefits

Contracts

Client Extension Programs

Technology / Marketing

INVESTMENTS

Securities Products

Financial Planning

Asset Allocation

Client Reporting

Asset Management

WEB ENABLED ACCESS

Firm Relations Director

BROKER-DEALER/RIA

ACQUIRED & AFFILIATED FIRMS

Reporting

MIS

Capital

Accounting

Compliance

Corporate

Cash Management

Corporate Operating Leverage Opportunity

Ratio of corporate general & administrative expenses (G&A) to revenue has declined. Non-recurring expenses impacted Q1 2005.

12% 10% 8% 6% 4% 2% 0%

11.7%

7.8%

5.9%

5.7%

5.5%

5.7%

6.6%

2000 2001 2002 2003 2004

Q1 Q1 2004 2005

Strong Revenue Growth

A combination of strong organic growth from NFP’s existing firms and the continued acquisition of high-performing firms

($ Millions) $700 $600 $500 $400 $300 $200 $100 $- $100.1

100% $199.0

34% 66% $268.2

17%

83%

CAGR = $348.2

5%

16%

84% $464.4

45%

13%

87% $639.5

14%

86%

Growth = 23%

$160.6

$130.9

12% 13%

88% 87%

1999 2000 2001 2002 2003 2004

Q1 2004

Q1 2005

Revenue from newly acquired firms Revenue from existing firms

Strong Cash Earnings Growth

Solid organic growth, continued acquisitions and long-term margin expansion at the corporate level drive earnings growth

$75 $60 $45 $30 $15 $-

($ Millions) $4.2 $17.0 $29.8 $54.6 $71.1 $13.5 $14.4

2000 2001 2002 2003 2004

Q1 2004 Q1 2005

CAGR = 103%

Growth = 7%

Solid Foundation for Future

Strong, focused, execution-oriented management team Scale, Scale, Scale Growth markets / growth incentives / growth platform Shareholder protection

Diversification

Priority position in firm earnings

Proven history / positive outlook

Targeted Long-Term Cash EPS Growth 20%

Corporate Headquarters National Financial Partners 787 7th Avenue, 11th Floor New York, NY 10036 phone 212.301.4000 www.nfp.com